UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    February 20, 2015

Humana Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-5975                                          61-0647538

(Commission File Number)                      (IRS Employer Identification No.)

500 West Main Street, Louisville, KY                          40202

(Address of Principal Executive Offices)                         (Zip Code)

502-580-1000

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
      ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
      ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.

On Friday, February 20, 2015, after the stock market close, the Centers for Medicare and Medicaid Services (“CMS”) issued its Advance Notice detailing preliminary 2016 Medicare Advantage benchmark payment rates (the “Advance Notice”).  CMS has invited public comment on these preliminary rates before releasing final rates on April 6, 2015.

Based upon its preliminary analysis of the Advance Notice, the Company estimates its Medicare benchmark payment rates for 2016 would be as follows compared to the published average industry estimates from CMS:

	Humana	CMS
Benchmark payment change	(1.25%) to (1.75%)	(0.95%)
Quality bonuses included above	1.2%	0.5%
Estimated change excluding quality bonuses	(2.45%) to (2.95%)	(1.45%)

The calculations above exclude the final impact of fee-for-service county rebasing which has resulted in a decline ranging from 0.2% to 0.5% for Humana between 2013 and 2015.

The more significant decline in benchmark rates estimated by Humana is primarily driven by an estimated larger-than-average decline associated with CMS’ adjustment to the risk model calculation given the Company’s geographic and member diagnosis mix.  The Company is closely evaluating all operational avenues available to address the preliminary changes associated with the Advance Notice and the related impacts upon the Company’s growth in both its Medicare membership and its earnings for 2016.

The Company will be drawing upon its program expertise to comment on the impact of the preliminary change discussed in the Advance Notice and the related impact upon Medicare beneficiaries as it provides comments to CMS.  Humana is committed to providing quality care and service to its members through the Medicare Advantage program.

Cautionary Statement

This Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. When used in investor presentations, press releases, Securities and Exchange Commission (SEC) filings, and in oral statements made by or with the approval of one of Humana’s executive officers, the words or phrases like “believes,” “expects,” “anticipates,” “intends,” “likely will result,” “estimates,” “projects” or variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and assumptions, including, among other things, information set forth in the “Risk Factors” section of the company’s SEC filings, a summary of which includes but is not limited to the following:

  If we do not design and price our products properly and competitively, if the premiums we charge are insufficient to cover the cost of health care services delivered to our members, if we are unable to implement clinical initiatives to provide a better health care experience for our members, lower costs and appropriately document the risk profile of our members, or if our estimates of benefits expense are inadequate, our profitability may be materially adversely affected. We estimate the costs of our benefits expense payments, and design and price our products accordingly, using actuarial methods and assumptions based upon, among other relevant factors, claim payment patterns, medical cost inflation, and historical developments such as claim inventory levels and claim receipt patterns. These estimates, however, involve extensive judgment, and have considerable inherent variability because they are extremely sensitive to changes in claim payment patterns and medical cost trends.

  If we fail to effectively implement our operational and strategic initiatives, including our Medicare initiatives, our state-based contracts strategy, and our participation in the new health insurance exchanges, our business may be materially adversely affected, which is of particular importance given the concentration of our revenues in these products.

  If we fail to properly maintain the integrity of our data, to strategically implement new information systems, or to protect our proprietary rights to our systems, our business may be materially adversely affected.

  If we are unable to defend our information technology security systems against cybersecurity attacks or prevent other privacy or data security incidents that result in security breaches that disrupt our operations or in the unintended dissemination of sensitive personal information or proprietary or confidential information, we could be exposed to significant regulatory fines or penalties, liability or reputational damage, or experience a material adverse effect on our results of operations, financial position, and cash flows.

Our business may be materially adversely impacted by the adoption of a new coding set for diagnoses.

  We are involved in various legal actions and governmental and internal investigations, any of which, if resolved unfavorably to us, could result in substantial monetary damages or changes in our business practices. Increased litigation and negative publicity could increase our cost of doing business.

As a government contractor, we are exposed to risks that may materially adversely affect our business or our willingness or ability to participate in government health care programs.

  The Patient Protection and Affordable Care Act and The Health Care and Education Reconciliation Act of 2010 could have a material adverse effect on our results of operations (including restricting revenue, enrollment and premium growth in certain products and market segments, restricting our ability to expand into new markets, increasing our medical and operating costs by, among other things, requiring a minimum benefit ratio on insured products, lowering our Medicare payment rates and increasing our expenses associated with a non- deductible health insurance industry fee and other assessments); our financial position (including our ability to maintain the value of our goodwill); and our cash flows.

  Our participation in the new federal and state health insurance exchanges, which entail uncertainties associated with mix, volume of business and the operation of premium stabilization programs, which are subject to federal administrative action, could adversely affect our results of operations, financial position, and cash flows.

  Our business activities are subject to substantial government regulation. New laws or regulations, or changes in existing laws or regulations or their manner of application, including reductions in Medicare Advantage payment rates, could increase our cost of doing business and may adversely affect our business, profitability, financial condition, and cash flows.

  Any failure by us to manage acquisitions, divestitures and other significant transactions successfully may have a material adverse effect on our results of operations, financial position, and cash flows.

If we fail to develop and maintain satisfactory relationships with the providers of care to our members, our business may be adversely affected.
Our pharmacy business is highly competitive and subjects us to regulations in addition to those we face with our core health benefits businesses.
Changes in the prescription drug industry pricing benchmarks may adversely affect our financial performance.
If we do not continue to earn and retain purchase discounts and volume rebates from pharmaceutical manufacturers at current levels, our gross margins may decline.
Our ability to obtain funds from certain of our licensed subsidiaries is restricted by state insurance regulations.
Downgrades in our debt ratings, should they occur, may adversely affect our business, results of operations, and financial condition.
The securities and credit markets may experience volatility and disruption, which may adversely affect our business.
In making forward-looking statements, Humana is not undertaking to address or update them in future filings or communications regarding its business or results. In light of these risks, uncertainties, and assumptions, the forward-looking events discussed herein may or may not occur. There also may be other risks that the company is unable to predict at this time. Any of these risks and uncertainties may cause actual results to differ materially from the results discussed in the forward-looking statements.

Humana advises investors to read the following documents as filed by the company with the SEC for further discussion both of the risks it faces and its historical performance:

•	Form 10-K for the year ended December 31, 2014;

•	Form 8-Ks filed during 2015.

About Humana

Humana Inc., headquartered in Louisville, Kentucky, is a leading health care company that offers a wide range of insurance products and health and wellness services that incorporate an integrated approach to lifelong well-being. By leveraging the strengths of its core businesses, Humana believes it can better explore opportunities for existing and emerging adjacencies in health care that can further enhance wellness opportunities for the millions of people across the nation with whom the company has relationships.

More information regarding Humana is available to investors via the Investor Relations page of the company’s web site at www.humana.com, including copies of:
• Annual reports to stockholders;
• Securities and Exchange Commission filings;
• Most recent investor conference presentations;
• Quarterly earnings news releases;
• Replays of most recent earnings release conference calls;
•	Calendar of events (including upcoming earnings conference call dates and times, as well as planned interaction with research analysts and institutional investors);
•	Corporate Governance information

SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC. BY: /s/ Cynthia H. Zipperle Cynthia H. Zipperle Vice President, Chief Accounting Officer and Controller

Dated:    February 23, 2015